                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............  13
Statement of Operations..........................  14
Statement of Changes in Net Assets...............  15
Financial Highlights.............................  16
Notes to Financial Statements....................  17
Report of Independent Accountants................  22
Dividend Reinvestment Plan.......................  23

VKV ANR 12/96

                             LETTER TO SHAREHOLDERS

December 10, 1996

Dear Shareholder,
    The first ten months of 1996 have
been a mixed experience for most
municipal bond fund investors. The
continuation of the 1995 rally at the
beginning of this year was thwarted
early on as the economy gained
momentum, causing the bond market to                  [photo]
sell off. But by the second half of the
year, the pattern reversed. Growth
slowed and bonds recovered much of        DENNIS J. MCDONNELL AND DON G. POWELL
their earlier losses.
    This kind of volatility is not
unusual, but it is difficult to predict and serves as a reminder to investors to maintain their long-term outlook. Bailing out during price declines and re-entering after market rebounds is often a losing strategy. We believe it is time in the market, not timing the market, that potentially maximizes long-term investment gains.
    Additionally, we believe our recent acquisition by Morgan Stanley Group Inc. will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capabilities, and high level of service that we currently offer.

ECONOMIC OVERVIEW

    The economy has grown at a moderate pace this year, despite the second quarter's 4.7 percent surge. By the third quarter, growth slowed to 2.0 percent, near the level that prevailed early in the year. This moderation of economic activity, coupled with continued low inflation, eased fears of an interest rate hike by the Federal Reserve Board--fears that had dominated the market in early summer and pushed long-term bond yields above 7.0 percent.
    Once the market realized that the economy's pace had slowed, bond prices rose from their 1996 lows and yields fell as they moved in the opposite direction of bond prices. By the end of October, the 30-year Treasury bond yield was near 6.5 percent.
    During this recovery, municipal bonds rebounded even more than Treasuries, due to a steady demand that outpaced supply. It is expected that on a nationwide basis there will be little or no increase in the total number of municipal bonds outstanding this year. The volume of new issues is expected to almost equal the volume of bonds that were redeemed or called.

                                                           Continued on page two

                                  [pie chart]

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS OF OCTOBER 31, 1996


AAA                                 63.8%
AA                                   7.4%
A                                    5.2%
BBB                                 16.9%
BB                                   6.2%
Non-Rated                            0.5%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as this one, are currently offering higher after-tax yields than taxable income alternatives. The Trust generated a tax-exempt distribution of 6.55 percent(3), based on the closing stock price of $12.375 per common share as of October 31, 1996. For shareholders in the federal income tax bracket of 36 percent, this distribution rate is equivalent to a yield of 10.23 percent(4) on a taxable investment.
    The Trust's one-year total return was 3.7 percent(1), including reinvestment of all dividends, reflecting a 2.9 percent decrease in market price for the period ended October 31, 1996.

          Top Five Portfolio Holdings by Industry as of October 31, 1996
                    Health Care....................... 18.1%
                    Industrial Revenue................ 12.0%
                    Higher Education.................. 11.2%
                    Water & Sewer...................... 8.2%
                    Public Building.................... 7.9%

ECONOMIC OUTLOOK

    We believe Fed policy will remain unchanged through the end of the year. We look for the long Treasury bond to trade within a range of 6.25 and 6.75 percent and the 5-year Treasury to trade between 5.75 percent and 6.25 percent for the remainder of 1996. After that, interest rates could rise moderately if the economy rebounds to a 3.0 percent annual growth rate and inflation edges higher. Based upon this view of moderate growth and slightly higher inflation, we believe the outlook for fixed-income markets remains positive.
    Relatively stable interest rates early next year would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. Depending on the difference between long-term and short-term market rates, this structure provides opportunities for additional earnings over time.

                                                         Continued on page three

The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that the rise in short-term rates would have an unfavorable effect on common share performance.
    The bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so the budget deficit does not balloon out of control. This split government should also help minimize chances of major tax reform, which would likely affect investment markets, including municipal bonds.
    The stock market is another factor that could influence the performance of the bond market in the coming year. If stocks suffer a protracted setback, the demand for bonds, including municipals, could increase.
    We will closely monitor any new developments in Washington and in the financial markets in order to evaluate their potential impact on the Trust. We believe that in the coming year, the municipal market will continue to be an attractive investment choice for investors seeking high current income. Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you to help you achieve your financial goals.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

            VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VKV)


 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1).............     3.70%
One-year total return based on NAV(2)......................     6.87%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................     6.55%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    10.23%

 SHARE VALUATIONS

Net asset value............................................   $ 14.50
Closing common stock price.................................   $12.375
One-year high common stock price (02/23/96)................   $13.375
One-year low common stock price (06/27/96).................   $11.500
Preferred share (Series A) rate(5).........................    3.340%
Preferred share (Series B) rate(5).........................    3.390%
Preferred share (Series C) rate(5).........................    3.400%
Preferred share (Series D) rate(5).........................    3.450%
Preferred share (Series E) rate(5).........................    3.470%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         ALABAMA  2.5%
$ 3,815  Alabama Agricultural & Mechanical Univ Rev (MBIA
         Insd)............................................   6.500%    11/01/25 $ 4,174,030
  5,000  Birmingham Baptist Med Cent AL Spl Care Fac Fin
         Auth Rev (MBIA Insd).............................   5.750     11/15/10   5,122,150
  2,650  Huntsville, AL Hlthcare Auth Hlthcare Fac Rev Ser
         A
         (MBIA Insd)......................................   6.375     06/01/22   2,808,470
  2,000  Mobile, AL Indl Dev Brd Solid Waste Disp Rev
         Mobile Energy Svcs Co Proj Rfdg..................   6.950     01/01/20   2,122,500
                                                                                -----------
                                                                                 14,227,150
                                                                                -----------
         ALASKA  0.2%
  1,000  North Slope Borough, AK Ser B (FSA Insd).........   7.500     06/30/01   1,123,580
                                                                                -----------
         ARIZONA  1.0%
  5,005  Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd)......   7.250     07/15/10   5,554,099
                                                                                -----------
         CALIFORNIA  9.8%
  1,000  California Hsg Fin Agy Rev Home Mtg Ser B1.......   6.300     08/01/08   1,040,500
  1,735  California Rural Home Mtg Fin Auth Single Family
         Mtg Rev Ser B (GNMA Collateralized)..............   7.750     09/01/26   1,971,550
  1,500  California St Pub Wks Brd Lease Rev Dept of
         Corrections Monterey Ser A (MBIA Insd)...........   6.400     11/01/10   1,623,645
  6,000  California St Pub Wks Brd Lease Rev Dept of
         Corrections St Prisons Ser A Rfdg (AMBAC Insd)...   5.250     12/01/13   5,903,400
  2,000  California St Pub Wks Brd Lease Rev Dept of
         Corrections St Prisons Ser A Rfdg (AMBAC Insd)...   5.000     12/01/19   1,868,820
  1,000  Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev
         Ser A............................................   6.500     01/01/32   1,031,780
  2,000  Fresno, CA Hlth Fac Rev Holy Cross Hlth Sys Saint
         Agnes Med (MBIA Insd)............................   6.625    06/01//21   2,168,020
  1,250  Kings Cnty, CA Waste Mgmt Auth Solid Waste Rev...   7.200     10/01/14   1,359,413
  9,500  Los Angeles, CA Dept Wtr & Pwr Elec Plant Rev
         Crossover Rfdg (FGIC Insd).......................   5.375     09/01/23   9,046,090
 12,500  Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
         Cap) (AMBAC Insd)................................   5.125     12/01/23  11,272,625
  5,000  Orange Cnty, CA Recovery Ctfs Ser A (MBIA
         Insd)............................................   6.000     07/01/06   5,383,150
  1,000  Orange Cnty, CA Recovery Ser A Rfdg (MBIA
         Insd)............................................   5.600     06/01/07   1,045,700
  2,995  Orange Cnty, CA Recovery Ser A Rfdg (MBIA
         Insd)............................................   6.000     06/01/08   3,232,533
  5,700  Sacramento, CA City Fin Auth Rev Comb Proj B
         (MBIA Insd)......................................       *     11/01/15   1,931,331
  3,250  San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
         Cent Ser A Rfdg..................................   6.200     08/01/22   3,253,510
  4,000  University of CA Rev Multi-Purp Proj Ser C Rfdg
         (AMBAC Insd).....................................   5.000     09/01/23   3,604,520
                                                                                -----------
                                                                                 55,736,587
                                                                                -----------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         COLORADO  5.3%
$ 5,640  Adams & Arapahoe Cntys, CO Jt Sch Dist Ser C
         (MBIA Insd)......................................   5.750%    12/01/08 $ 5,928,373
  1,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
         E-470 Proj Ser B.................................   6.950     08/31/20   1,080,880
  3,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
         E-470 Proj Ser B.................................   7.000     08/31/26   3,255,240
  9,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
         E-470 Proj Ser C.................................       *     08/31/26   1,058,940
  1,750  Denver, CO City & Cnty Arpt Rev Ser A............   6.900     11/15/98   1,833,685
  1,250  Denver, CO City & Cnty Arpt Rev Ser A............   8.875     11/15/12   1,488,100
  3,095  Denver, CO City & Cnty Arpt Rev Ser A............   8.500     11/15/23   3,547,768
  3,000  Denver, CO City & Cnty Arpt Rev Ser B (MBIA
         Insd)............................................   6.250     11/15/07   3,222,810
  6,000  Denver, CO City & Cnty Arpt Rev Ser C............   6.600     11/15/04   6,415,140
  2,000  Meridian Metro Dist CO Peninsular & Oriental
         Steam Navig Co Rfdg..............................   7,500     12/01/11   2,202,000
                                                                                -----------
                                                                                 30,032,936
                                                                                -----------
         CONNECTICUT  0.5%
  2,500  Connecticut St Hlth & Edl Fac Auth Rev Nursing
         Home Pgm AHF/Hartford............................   7.125     11/01/14   2,842,225
                                                                                -----------
         FLORIDA  4.9%
  1,985  Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC Insd).....   6.750     07/01/12   2,218,158
  3,500  Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Ser
         A Rfdg (FSA Insd)................................   6.500     08/15/12   3,797,675
  1,425  Florida Hsg Fin Agy Single Family Mtg Ser A Rfdg
         (GNMA Collateralized)............................   6.650     01/01/24   1,470,500
  3,000  Hillsborough Cnty, FL Cap Impt Pgm Rev Criminal
         Justice Fac Rfdg (FGIC Insd).....................   5.250     08/01/16   2,876,940
  3,000  Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Ser 92 Rfdg...............   8.000     05/01/22   3,494,370
  2,945  Hillsborough Cnty, FL Sch Brd Ctfs Partn (MBIA
         Insd)............................................   6.000     07/01/12   3,064,096
  1,300  Jacksonville, FL Hlth Fac Auth Hosp Rev Baptist
         Med Cent Proj Ser A Rfdg (MBIA Insd).............   7.300     06/01/19   1,412,775
  4,000  Orlando, FL Util Comm Wtr & Elec Rev Ser A
         (Prerefunded @ 10/01/01).........................   6.500     10/01/20   4,431,240
  5,000  Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Multi-Cnty Pgm Ser A (GNMA Collateralized)...   6.700     02/01/28   5,152,150
                                                                                -----------
                                                                                 27,917,904
                                                                                -----------
         GEORGIA  1.9%
  3,000  Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co
         Plant Vogtle Proj (MBIA Insd)....................   6.350     05/01/19   3,108,690
  5,000  Georgia Muni Elec Auth Pwr Rev Ser B Rfdg (FGIC
         Insd)............................................   5.700     01/01/19   5,104,200
  2,700  Marietta, GA Dev Auth Rev 1st Mtg Life Coll Ser B
         (FSA Insd).......................................   5.375     09/01/09   2,689,875
                                                                                -----------
                                                                                 10,902,765
                                                                                -----------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         HAWAII  0.4%
$ 2,250  Hawaii St Arpt Sys Rev 3rd Ser Rfdg (AMBAC
         Insd)............................................   5.750%    07/01/09 $ 2,293,245
                                                                                -----------
         ILLINOIS  4.2%
  3,500  Chicago, IL Cap Apprec (AMBAC Insd)..............       *     01/01/17     978,915
  1,000  Chicago, IL Park Dist............................   6.700     01/01/11   1,089,340
  5,000  Chicago, IL Wtr Rev (FGIC Insd)..................   5.000     11/01/20   4,542,300
  1,560  Illinois Hlth Fac Auth Rev Carle Fndtn Ser A Rfdg
         (FGIC Insd)......................................   6.750     01/01/10   1,677,733
  3,000  Illinois Hlth Fac Auth Rev Children's Mem Hosp
         (MBIA Insd)......................................   6.250     08/15/13   3,220,320
  2,250  Illinois Hlth Fac Auth Rev Evangelical Hosp Ser A
         Rfdg
         (FSA Insd).......................................   6.750     04/15/17   2,457,292
  1,250  Illinois Hlth Fac Auth Rev Evangelical Hosp Ser C
         (FSA Insd).......................................   6.750     04/15/17   1,365,163
  2,070  Northern IL Univ Ctfs Partn Hoffman Estates Cent
         Proj (Cap Guar Insd).............................   5.400     09/01/16   2,019,409
  5,000  Regional Tran Auth IL Ser A (AMC Insd)...........   8.000     06/01/17   6,495,200
                                                                                -----------
                                                                                 23,845,672
                                                                                -----------
         INDIANA  0.9%
 12,750  Indiana Tran Fin Auth Hwy Rev Cap Apprec Ser A
         (AMBAC Insd).....................................       *     06/01/17   3,806,385
  5,500  Indiana Tran Fin Auth Hwy Rev Cap Apprec Ser A
         (AMBAC Insd).....................................       *     06/01/18   1,548,305
                                                                                -----------
                                                                                  5,354,690
                                                                                -----------
         KENTUCKY  2.7%
  9,900  Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
         Airls Proj
         Ser A............................................   7.500     02/01/12  10,647,153
  3,500  Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
         Airls Proj
         Ser A............................................   7.500     02/01/20   3,764,145
  1,000  Mount Sterling, KY Lease Rev KY League Cities Ser
         B................................................   6.100     03/01/18   1,028,300
                                                                                -----------
                                                                                 15,439,598
                                                                                -----------
         LOUISIANA  1.1%
  6,000  Saint Charles Parish, LA Solid Waste Disp Rev LA
         Pwr & Lt Co Proj (FSA Insd)......................   7.050     04/01/22   6,551,940
                                                                                -----------
         MAINE  0.9%
  3,000  Maine Edl Ln Marketing Corp Student Ln Rev Ser
         A4...............................................   5.950     11/01/03   3,137,760
  2,000  Maine St Hsg Auth Mtg Purp Ser C2................   6.875     11/15/23   2,082,280
                                                                                -----------
                                                                                  5,220,040
                                                                                -----------
         MARYLAND  2.8%
  7,400  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
         Rev Single Family Pgm 7th Ser....................   7.300     04/01/25   7,827,498
  8,700  Maryland St Hlth & Higher Edl Fac Auth Rev (FGIC
         Insd)............................................   5.000     07/01/20   7,971,462
                                                                                -----------
                                                                                 15,798,960
                                                                                -----------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MASSACHUSETTS  4.0%
$ 2,000  Massachusetts St Hlth & Edl Fac Auth Rev (AMBAC
         Insd)............................................   7.100%    07/01/21 $ 2,215,500
  1,000  Massachusetts St Hlth & Edl Fac Auth Rev Brigham
         & Womens Hosp Ser C..............................   7.125     06/01/09   1,072,860
  1,000  Massachusetts St Indl Fin Agy Wtr Treatment
         American Hingham.................................   6.750     12/01/20   1,019,620
  1,000  Massachusetts St Indl Fin Agy Wtr Treatment
         American Hingham.................................   6.900     12/01/29   1,019,470
  1,000  Massachusetts St Indl Fin Agy Wtr Treatment
         American Hingham.................................   6.950     12/01/35   1,019,420
 14,500  Massachusetts St Wtr Res Auth Ser A (Prerefunded
         @ 12/01/01)......................................   6.500     12/01/19  16,073,685
                                                                                -----------
                                                                                 22,420,555
                                                                                -----------
         MICHIGAN  2.8%
  1,250  Battle Creek, MI Downtown Dev Auth Tax Increment
         Rev..............................................   7.600     05/01/16   1,400,337
  5,000  Detroit, MI Downtown Dev Auth Tax Increment Rev
         Dev Area No 1 Projs Ser C1.......................   6.250     07/01/25   5,101,200
  2,750  Detroit, MI Ser B Rfdg...........................   7.000     04/01/04   2,993,045
  4,000  Michigan St Bldg Auth Rev Ser I Rfdg (MBIA
         Insd)............................................   6.250     10/01/20   4,178,600
  2,000  Michigan St Hosp Fin Auth Rev Hosp Port Huron
         Hosp Oblig Rfdg (FSA Insd).......................   5.375     07/01/12   1,955,340
                                                                                -----------
                                                                                 15,628,522
                                                                                -----------
         MISSISSIPPI  0.3%
  1,500  Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy Res
         Inc Rfdg.........................................   7.300     05/01/25   1,572,855
                                                                                -----------
         MISSOURI  0.4%
  2,395  Kansas City, MO Port Auth Fac Riverfront Park
         Proj Ser A.......................................   5.750     10/01/03   2,464,982
                                                                                -----------
         NEVADA  2.9%
  5,750  Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj C Rfdg
         (AMBAC Insd).....................................   7.200     10/01/22   6,535,277
  7,205  Clark Cnty, NV Passenger Fac Las Vegas Macarran
         Intl Arpt (MBIA Insd)............................   5.750     07/01/23   7,112,416
  2,675  Nevada Hsg Division Single Family Pgm Mezzanine
         Ser B............................................   6.550     10/01/12   2,766,619
                                                                                -----------
                                                                                 16,414,312
                                                                                -----------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         NEW JERSEY  3.2%
$ 1,000  Bordentown, NJ Swr Auth Rev Ser C (MBIA Insd)....   6.800%    12/01/25 $ 1,098,990
  1,000  New Jersey Econ Dev Auth Econ Dev Rev Manahawkin
         Convalescent Ser A Rfdg (FHA Gtd)................   6.650     08/01/18   1,041,720
  2,500  New Jersey Econ Dev Auth Mkt Transition Fac Rev
         Sr Lien Ser A (MBIA Insd)........................   5.800     07/01/09   2,572,050
  1,695  New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
         Cent at Passaic (FSA Insd).......................   6.000     07/01/06   1,825,566
  2,500  New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
         Cent at Passaic (FSA Insd).......................   6.750     07/01/19   2,771,750
  2,250  New Jersey St Edl Fac Auth Rev Glassboro St
         College Ser A (MBIA Insd)........................   6.700     07/01/21   2,451,352
  6,750  Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
         Pollutn Ctl Pub Svc Elec & Gas Ser A (MBIA
         Insd)............................................   5.450     02/01/32   6,391,440
                                                                                -----------
                                                                                 18,152,868
                                                                                -----------
         NEW YORK  12.0%
  2,575  New York City Muni Wtr Fin Auth Ser A (FSA
         Insd)............................................   5.375     06/15/26   2,475,347
  2,070  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
         Ser A............................................   7.000     06/15/09   2,279,132
  2,105  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
         Ser A (Prerefunded @ 06/15/01)...................   7.000     06/15/09   2,338,950
  7,270  New York City Ser A Rfdg.........................   7.000     08/01/04   7,944,947
  5,700  New York City Ser E Rfdg.........................   6.600     08/01/03   6,078,708
  5,000  New York City Ser G..............................   5.750     02/01/14   4,793,750
  2,000  New York St Dorm Auth Rev City Univ 3rd Genl
         Resources Ser 2 (MBIA Insd)......................   6.250     07/01/19   2,090,720
  7,575  New York St Dorm Auth Rev Cons City Univ Sys Ser
         A................................................   5.625     07/01/16   7,398,351
  4,000  New York St Dorm Auth Rev Court Fac Lease Ser
         A................................................   5.250     05/15/21   3,577,080
  2,500  New York St Dorm Auth Rev Dept of Hlth...........   5.500     07/01/25   2,328,100
  4,000  New York St Dorm Auth Rev St Univ Edl Fac Ser A
         Rfdg (AMBAC Insd)................................   5.500     05/15/09   4,103,880
  5,215  New York St Dorm Auth Rev St Univ Edl Fac Ser B
         Rfdg.............................................   7.375     05/15/14   5,705,836
  5,885  New York St Energy Research & Dev Auth Fac Rev...   7.125     12/01/29   6,621,096
  2,310  New York St Med Care Fac Fin Agy Rev Saint
         Peter's Hosp Proj Ser A (AMBAC Insd).............   5.375     11/01/13   2,257,193
  3,130  New York St Urban Dev Corp Rev Correctional Fac
         Ser A Rfdg.......................................   5.500     01/01/16   2,924,171
  5,000  New York St Urban Dev Corp Rev St Fac Rfdg.......   5.700     04/01/20   4,907,850
                                                                                -----------
                                                                                 67,825,111
                                                                                -----------
         NORTH CAROLINA  2.2%
  5,000  North Carolina Med Care Comm Cap Apprec Duke Univ
         Hosp Ser C.......................................   5.250     06/01/21   4,764,450
  7,935  North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
         Ser A Rfdg (AMBAC Insd)..........................   5.375     01/01/20   7,659,338
                                                                                -----------
                                                                                 12,423,788
                                                                                -----------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         NORTH DAKOTA  0.4%
$ 2,000  Ward Cnty, ND Hlthcare Fac Rev Saint Joseph Hosp
         Corp Proj........................................   8.875%    11/15/24 $ 2,192,500
                                                                                -----------
         OHIO  4.3%
  2,110  Cleveland Rock Glen Hsg Assistance Corp OH Mtg
         Rev Ser A Rfdg (FHA Gtd).........................   6.750     01/15/25   2,211,343
  2,000  Cuyahoga Cnty, OH Multi-Family Rev Hsg Dale Brdg
         Apt (GNMA Collateralized)........................   6.600     10/20/30   2,079,080
  3,345  Franklin Cnty, OH Hosp Rev & Impt Doctors Hosp
         Proj Rfdg........................................   5.875     12/01/23   3,269,470
  5,515  Lucas Cnty, OH Hosp Rev Promedica Hlthcare Oblig
         (MBIA Insd)......................................   6.000     11/15/06   5,916,768
  3,610  Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent
         Ser C Rfdg & Impt................................   5.600     05/15/02   3,644,078
  5,130  Muskingum Cnty, OH Hosp Fac Rev Bethesda Care Sys
         Rfdg & Impt (Connie Lee Insd)....................   6.250     12/01/10   5,503,618
  2,000  Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev OH
         Edison Co Proj Rfdg..............................   5.950     05/15/29   1,910,220
                                                                                -----------
                                                                                 24,534,577
                                                                                -----------
         OKLAHOMA  1.9%
 10,000  Tulsa, OK Muni Arpt Tran Rev American Airls
         Inc (b)..........................................   7.375     12/01/20  10,640,400
                                                                                -----------
         OREGON  1.7%
  6,000  Oregon Hlth Sciences Univ Rev Ser B (MBIA
         Insd)............................................   5.250     07/01/28   5,736,780
  3,795  Oregon St Dept Admin Serv Ctfs Partn Ser A (MBIA
         Insd)............................................   5.250     11/01/10   3,756,101
                                                                                -----------
                                                                                  9,492,881
                                                                                -----------
         PENNSYLVANIA  5.2%
  3,730  Delaware Cnty, PA Auth Hlthcare Rev Mercy Hlth
         Corp of Southeastn PA Ser A Rfdg (Connie Lee
         Insd)............................................   5.375     11/15/23   3,522,090
  1,000  Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         43...............................................   7.500     10/01/25   1,053,500
  3,000  Pennsylvania St Higher Edl Fac Auth Rev Med
         College PA Ser A (Prerefunded @ 03/01/01)........   7.250     03/01/11   3,365,070
  9,450  Philadelphia, PA Gas Wks Rev 14th Ser (FSA
         Insd)............................................   6.250     07/01/08  10,124,163
  2,525  Philadelphia, PA Gas Wks Rev 14th Ser Rfdg (FSA
         Insd)............................................   6.375     07/01/26   2,681,702
  3,000  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev (MBIA Insd)..................................   5.000     02/15/21   2,701,740
    800  Philadelphia, PA Hosp & Higher Edl Fac Auth Rev
         Cmnty College Ser A (MBIA Insd)..................   6.100     05/01/09     849,680
  1,370  Philadelphia, PA Hosp & Higher Edl Fac Auth Rev
         Cmnty College Ser B Rfdg (MBIA Insd).............   6.500     05/01/08   1,534,701
  3,500  Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser
         A................................................   6.000     12/01/05   3,524,360
                                                                                -----------
                                                                                 29,357,006
                                                                                -----------
         RHODE ISLAND  0.2%
  1,050  Rhode Island St Hlth & Edl Bldg Corp Rev Higher
         Edl Fac Roger Williams (Connie Lee Insd).........   7.200     11/15/14   1,180,095
                                                                                -----------
         SOUTH CAROLINA  0.4%
  2,240  Marion Cnty, SC Hosp Dist (Connie Lee Insd)......   5.500     11/01/10   2,247,347
                                                                                -----------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         TENNESSEE  1.7%
$ 2,250  Tennessee Hsg Dev Agy Homeownership Proj T.......   7.375%    07/01/23 $ 2,349,922
  3,000  Tennessee Hsg Dev Agy Mtg Fin Ser A..............   7.125     07/01/26   3,153,480
  4,000  Tennessee St Sch Bond Auth Higher Edl Fac Ser A
         (MBIA Insd)......................................   5.500     05/01/26   3,922,760
                                                                                -----------
                                                                                  9,426,162
                                                                                -----------
         TEXAS  3.6%
  9,065  Alliance Arpt Auth Inc TX Spl Fac Rev American
         Airls Inc
         Proj (b).........................................   7.500     12/01/29   9,665,556
  2,250  Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
         Hermann Hosp Proj (MBIA Insd)....................   6.375     10/01/24   2,379,848
  5,000  Harris Cnty, TX Toll Rd Sr Lien Rfdg (FGIC
         Insd)............................................   5.000     08/15/16   4,640,650
  1,275  Matagorda Cnty, TX Navig Dist No 1 Rev Houston Lt
         & Pwr Ser A Rfdg (AMC Insd)......................   6.700     03/01/27   1,396,431
  2,250  Tomball, TX Hosp Auth Rev Rfdg...................   6.125     07/01/23   2,165,535
                                                                                -----------
                                                                                 20,248,020
                                                                                -----------
         UTAH  0.3%
  4,950  Intermountain Pwr Agy UT Pwr Supply Rev Ser A
         Rfdg (FGIC Insd).................................       *     07/01/17   1,464,656
                                                                                -----------
         VIRGINIA  1.6%
  2,250  Fredericksburg, VA Indl Dev Auth Hosp Fac Rev
         (Inverse Fltg) (FGIC Insd).......................   6.600     08/15/23   2,387,498
  3,000  Isle Wight Cnty, VA Indl Dev Auth Solid Waste
         Disposal Fac Rev Union Camp Corp Proj............   6.550     04/01/24   3,166,890
  2,000  Loudoun Cnty, VA Ctfs Partn (FSA Insd)...........   6.900     03/01/19   2,242,160
  1,500  Virginia St Hsg Dev Auth Multi-Family Ser E
         Rfdg.............................................   5.900     11/01/17   1,516,680
                                                                                -----------
                                                                                  9,313,228
                                                                                -----------
         WASHINGTON  2.6%
  4,000  Washington St Pub Pwr Supply Ser A Rfdg (FGIC
         Insd)............................................   7.000     07/01/08   4,585,680
 10,000  Washington St Pub Pwr Supply Sys Nuclear Proj No
         1 Rev (AMC Insd).................................   5.700     07/01/09  10,097,600
                                                                                -----------
                                                                                 14,683,280
                                                                                -----------
         WEST VIRGINIA  2.5%
  5,920  Harrison Cnty, WV Cnty Cmnty Solid Waste Disp Rev
         West PA Pwr Co Ser C (AMC Insd)..................   6.750     08/01/24   6,524,136
  4,000  Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
         Ser C Rfdg (MBIA Insd)...........................   6.850     06/01/22   4,443,040
  3,000  West Virginia St Wtr Dev Auth Wtr Dev Rev Ln Prog
         II Ser A (Prerefunded @ 11/01/04) (FSA Insd).....   6.750     11/01/33   3,435,630
                                                                                -----------
                                                                                 14,402,806
                                                                                -----------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         WISCONSIN  1.9%
$ 3,500  Wisconsin Hsg & Econ Dev Auth Homeownership Rev
         Ser A............................................   6.450%    03/01/17 $  3,613,470
  5,000  Wisconsin St Hlth & Edl Fac Auth Rev Children's
         Hosp (Embedded Cap) (FGIC Insd)..................   5.000     08/15/10    4,769,600
  2,360  Wisconsin St Hlth & Edl Fac Waukesha Mem Hosp Ser
         A (AMC Insd).....................................   5.000     08/15/09    2,258,709
                                                                                ------------
                                                                                  10,641,779
                                                                                ------------
         PUERTO RICO  3.2%
  7,000  Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
         Cap) (FSA Insd)..................................   5.730     07/01/21    7,668,570
 10,000  Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
         Rfdg Ser M (MBIA Insd)...........................   5.600     07/01/08   10,428,600
                                                                                ------------
                                                                                  18,097,170
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  98.4%
  (Cost $531,006,133) (a)......................................................  557,666,291
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%....................................    8,797,144
                                                                                ------------
NET ASSETS  100.0%............................................................. $566,463,435
                                                                                ------------

*Zero coupon bond

(a) At October 31, 1996, cost for federal income tax purposes is $531,006,133; the aggregate gross unrealized appreciation is $27,230,574 and the aggregate gross unrealized depreciation is $570,416, resulting in net unrealized appreciation of $26,660,158.

(b) Assets segregated as collateral for open option and open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $531,006,133) (Note 1)...............  $557,666,291
Interest Receivable.....................................................    10,293,214
Options at Market Value (Net premiums paid of $288,110) (Note 4)........        26,298
Unamortized Organizational Expenses (Note 1)............................        11,166
Other...................................................................         8,153
                                                                          ------------
      Total Assets......................................................   568,005,122
                                                                          ------------
LIABILITIES:
Payables:
  Custodian Bank........................................................       406,738
  Income Distributions--Common and Preferred Shares.....................       348,733
  Investment Advisory Fee (Note 2)......................................       310,367
  Administrative Fee (Note 2)...........................................        95,498
  Variation Margin on Futures (Note 4)..................................        52,813
  Affiliates (Note 2)...................................................         4,079
Accrued Expenses........................................................       274,633
Deferred Compensation and Retirement Plans (Note 2).....................        48,826
                                                                          ------------
      Total Liabilities.................................................     1,541,687
                                                                          ------------
NET ASSETS..............................................................  $566,463,435
                                                                          ------------
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 4,500 issued with liquidation preference of $50,000 per share) (Note 5).....  $225,000,000
                                                                          ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 23,555,115 shares issued and outstanding).................       235,551
Paid in Surplus.........................................................   348,118,080
Net Unrealized Appreciation on Securities...............................    25,714,797
Accumulated Undistributed Net Investment Income.........................     1,664,470
Accumulated Net Realized Loss on Securities.............................   (34,269,463)
                                                                          ------------
      Net Assets Applicable to Common Shares............................   341,463,435
                                                                          ------------
NET ASSETS..............................................................  $566,463,435
                                                                          ------------
NET ASSET VALUE PER COMMON SHARE ($341,463,435 divided
  by 23,555,115 shares outstanding).....................................  $      14.50
                                                                          ------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.................................................................  $33,489,602
                                                                           -----------
EXPENSES:
Investment Advisory Fee (Note 2).........................................    3,658,334
Administrative Fee (Note 2)..............................................    1,125,642
Preferred Share Maintenance (Note 5).....................................      651,749
Legal (Note 2)...........................................................       53,070
Trustees Fees and Expenses (Note 2)......................................       23,834
Amortization of Organizational Expenses (Note 1).........................        8,019
Other....................................................................      447,064
                                                                           -----------
    Total Expenses.......................................................    5,967,712
                                                                           -----------
NET INVESTMENT INCOME....................................................  $27,521,890
                                                                           ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments............................................................  $ 1,943,969
  Options................................................................     (592,273)
  Futures................................................................     (818,639)
                                                                           -----------
Net Realized Gain on Securities..........................................      533,057
                                                                           -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period................................................   23,170,303
                                                                           -----------
  End of the Period:
    Investments..........................................................   26,660,158
    Options..............................................................     (261,812)
    Futures..............................................................     (683,549)
                                                                           -----------
                                                                            25,714,797
                                                                           -----------
Net Unrealized Appreciation on Securities During the Period..............    2,544,494
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES...........................  $ 3,077,551
                                                                           ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS...............................  $30,599,441
                                                                           ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                        Year Ended         Year Ended
                                                     October 31, 1996   October 31, 1995
----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................    $ 27,521,890      $ 27,860,675
Net Realized Gain/Loss on Securities..............         533,057       (24,781,547)
Net Unrealized Appreciation on Securities
  During the Period...............................       2,544,494        61,794,014
                                                      ------------      ------------
Change in Net Assets from Operations..............      30,599,441        64,873,142
                                                      ------------      ------------
Distributions from Net Investment Income:
  Common Shares...................................     (19,526,930)      (21,482,127)
  Preferred Shares................................      (8,000,204)       (8,891,837)
                                                      ------------      ------------
Total Distributions...............................     (27,527,134)      (30,373,964)
                                                      ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................       3,072,307        34,499,178
NET ASSETS:
Beginning of the Period...........................     563,391,128       528,891,950
                                                      ------------      ------------
End of the Period (Including undistributed net
  investment income of $1,664,470 and $1,669,714,
  respectively)...................................    $566,463,435      $563,391,128
                                                      ------------      ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                           March 26, 1993
                                                                           (Commencement
                                            Year Ended October 31,         of Investment
                                       --------------------------------    Operations) to
                                         1996       1995        1994      October 31, 1993
------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)..........  $14.366   $12.901      $16.427            $14.789
                                         -------   -------      -------            -------
  Net Investment Income................    1.168     1.183        1.177               .639
  Net Realized and Unrealized Gain/Loss
    on Securities......................     .131     1.571       (3.340)             1.487
                                         -------   -------      -------            -------
Total from Investment Operations.......    1.299     2.754       (2.163)             2.126
                                         -------   -------      -------            -------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders........     .829      .912         .912               .380
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.....................     .340      .377         .238               .108
  Distributions from Net Realized Gain
    on Investments (Note 1):
    Paid to Common Shareholders........      -0-       -0-         .177                -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.....................      -0-       -0-         .036                -0-
                                         -------   -------      -------            -------
Total Distributions....................    1.169     1.289        1.363               .488
                                         -------   -------      -------            -------
Net Asset Value, End of the Period.....  $14.496   $14.366      $12.901            $16.427
                                         -------   -------      -------            -------
Market Price Per Share at
  End of the Period....................  $12.375   $12.750      $10.750            $15.250
Total Investment Return at Market
  Price (b)............................    3.70%    27.67%      (23.52%)             4.25%*
Total Return at Net Asset Value (c)....    6.87%    19.04%      (15.48%)            12.14%*
Net Assets at End of the Period
  (In millions)........................  $ 566.5   $ 563.4      $ 528.9            $ 611.9
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares..........    1.77%     1.80%        1.70%              1.46%
Ratio of Expenses to Average Net
  Assets...............................    1.06%     1.06%        1.03%              1.00%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)....................    5.78%     5.90%        6.39%              5.59%
Portfolio Turnover.....................      42%       50%          79%                66%*

(a) Net asset value at March 26, 1993, is adjusted for common and preferred share offering costs of $.211 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1996, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in

                                October 31, 1996
--------------------------------------------------------------------------------

connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending March 25, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carry forward for tax purposes of $35,214,824 which will expire between October 31, 2002 and October 31, 2004.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1996, 99.9% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                                October 31, 1996
--------------------------------------------------------------------------------

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1996, the Trust recognized expenses of approximately $26,800 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At October 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $236,546,425 and $240,190,323, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                                October 31, 1996
--------------------------------------------------------------------------------

    Transactions in options for the year ended October 31, 1996, were as follows:

                                                 CONTRACTS        PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1995..................       -0-   $       -0-
Options Written and Purchased (Net)..............     2,566    (2,691,195)
Options Terminated in Closing Transactions
  (Net)..........................................    (2,413)    2,979,305
                                                     ------   -----------
Outstanding at October 31, 1996..................       153   $   288,110
                                                     ------   -----------

    The related futures contracts of the outstanding option transactions as of October 31, 1996, and the description and market value is as follows:

                                                                       MARKET
                                                    EXP. MONTH/         VALUE
                                    CONTRACTS    EXERCISE PRICE    OF OPTIONS
-----------------------------------------------------------------------------
U.S. Treasury Bond Futures
  December 1996--Purchased Puts.....       153          Nov/110       $26,298
                                           ---                        -------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract. The fluctuation in market value of the contracts is settled daily through a cash margin account.

    Transactions in futures contracts for the year ended October 31, 1996, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at October 31, 1995.............................       165
Futures Opened..............................................       555
Futures Closed..............................................      (590)
                                                                  ----
Outstanding at October 31, 1996.............................       130
                                                                  ----

                                October 31, 1996
--------------------------------------------------------------------------------

    The futures contracts outstanding as of October 31, 1996, and the description and unrealized depreciation are as follows:

                                                              UNREALIZED
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
U.S. Treasury Bond Futures December
  1996--Sells to Open.........................         130        $683,549
                                                       ---       ---------

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 4,500 Auction Preferred Shares ("APS") in five series. Series A, B, C and D each contain 1,000 shares and Series E contains 500 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A and E is seven days, and for Series B, C and D is 28 days. The average rate in effect on October 31, 1996 was 3.403%. During the year ended October 31, 1996, the rates ranged from 3.00% to 5.05%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Value Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Value Municipal Income Trust as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income


TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

            VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as
  defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc.,
    1996 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of Don G. Powell as elected trustee by the common shareholders of the Trust, 15,442,754 shares voted in his favor, 364,784 withheld. With regard to the election of Hugo F. Sonnenschein as elected trustee by the common shareholders of the Trust, 15,436,871 shares voted in his favor, 370,667 withheld. With regard to the election of Theodore A. Myers as elected trustee by the preferred shareholders of the Trust, 3,329 shares voted in his favor, 66 withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 15,486,487 voted in favor, 133,306 voted against and 191,140 abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 19,453,943 shares voted for the proposal, 523,233 voted against and 547,708 abstained. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investment in other investment companies, 9,296,686 shares voted for the proposal, 599,305 voted against and 609,378 abstained.